SECURITIES AND EXCHANGE COMMISSION


                          Washington, D.C.  20549

                                 FORM 8-KA-1

                              CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act


                             November 15, 2006
                             -----------------

                              Date of Report
                    (Date of earliest event reported)


                          Reflect Scientific, Inc.
                          ------------------------
           (Exact name of registrant as specified in its charter)



    UTAH                        000-31377                      87-0642556
    -----                       ---------                      ----------
(State or other           (Commission File Number)            (IRS Employer
jurisdiction of                                            Identification No.)
incorporation)

                          1270 South 1380 West
                            Orem, Utah 84058
                            ----------------
                   (Address of Principal Executive Offices)

                               (801-226-4100
                               -------------
                       (Registrant's Telephone Number)

                                    N/A
                                    ---
        (Former Name or Former Address if changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14-a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                             FORWARD-LOOKING STATEMENTS

     The Private Securities Litigation Reform Act of 1995 (the "Act") provides a safe harbor for forward-looking statements made by or on behalf of our Company. Our Company and our representatives may from time to time make written or oral statements that are "forward-looking," including statements contained in this Current Report and other filings with the Securities and Exchange Commission and in reports to our Company's stockholders. Management believes that all statements that express expectations and projections with respect to future matters, as well as from developments beyond our Company's control including changes in global economic conditions are forward-looking statements within the meaning of the Act. These statements are made on the basis of management's views and assumptions, as of the time the statements are made, regarding future events and business performance. There can be no assurance, however, that management's expectations will necessarily come to pass. Factors that may affect forward- looking statements include a wide range of factors that could materially affect future developments and performance, including the following:

Changes in Company-wide strategies, which may result in changes in the types or mix of businesses in which our Company is involved or chooses to invest; changes in U.S., global or regional economic conditions, changes in U.S. and global financial and equity markets, including significant interest rate fluctuations, which may impede our Company's access to, or increase the cost of, external financing for our operations and investments; increased competitive pressures, both domestically and internationally, legal and regulatory developments, such as regulatory actions affecting environmental activities, the imposition by foreign countries of trade restrictions and changes in international tax laws or currency controls; adverse weather conditions or natural disasters, such as hurricanes and earthquakes, labor disputes, which may lead to increased costs or disruption of operations.

     This list of factors that may affect future performance and the accuracy of forward-looking statements is illustrative, but by no means exhaustive. Accordingly, all forward-looking statements should be evaluated with the understanding of their inherent uncertainty

Item 1.01     Entry into a Material Definitive Agreement

     (a) Effective as of November 15, 2006, the Company ("Reflect," the "Company," "we," "our," "us" and words of similar import) entered into an Agreement and Plan of Merger (the "Merger Agreement" and the "Merger") among Reflect; Image Acquisition Corp., a Georgia corporation and wholly-owned subsidiary of Reflect ("Merger Subsidiary"); Smithgall & Associates, Inc., dba Image Labs International, a Georgia corporation ("Image Labs"); and Brian Smithgall ("Smithgall"), the sole shareholder of Image Labs (the "Image Labs Shareholder"). Pursuant to the Merger Agreement and an Addendum that is dated February 28, 2007, the Merger Subsidiary merged with and into Image Labs with Image Labs being the surviving corporation and becoming a wholly-owned subsidiary of Reflect.

     Pursuant to the Merger Agreement and Addendum , Reflect:

     1. Issued to the Image Labs Shareholder 525,000 shares of its common stock that are "restricted securities" as defined in Rule 144, with no registration rights to have these securities included in a registration statement filed with the Securities and Exchange Commission.

     2.   Paid $200,000 to the Image Labs Shareholder.

     3. Agreed to pay the Image Labs Shareholder a 2.5% Running Earnout Purchase Price (the "Running EOPP") as a contingent purchase price based upon the gross revenues earned after closing by Image Lab's "Manufacturing," "Value Added Re-sales" and "Custom Engineering" business segments (the "PP Business Segments"), excluded, without qualification, for the purpose of calculating revenues on which Running EOPP is payable, are any revenues produced by Image Lab's "Catpro" business segment (the "Catpro Business Segment"). The Running EOPP shall be paid quarterly within 45 days of the end of each quarter so long as Reflect owns and operates the PP Business Segments of Image Labs and in the event of a sale or merger of the PP Business Segments, the Running EOPP obligation shall remain an integral part of the PP Business Segments. The Running EOPP shall be paid to the Image Labs Shareholder for the period of his life by the owner of the PP Business Segments; and (ii) Reflect shall pay quarterly a 2.5% Performance Contingent Purchase Price (the "Performance CP") based upon the performance of the PP Business Segments in the prior quarter provided the PP Business Segments achieve an Earnings Before Interest and Taxes ("EBIT" as defined in the Merger Agreement) of 10% in the relevant quarter. Performance CPP shall be paid within 45 days following the quarter and shall be paid so long as Reflect owns and operates the PP Business Segments and so long as the Image Labs Shareholder remains an employee of Reflect. Late payments of Running EOPP or Performance CPP shall bear interest at the lesser of the prime rate as listed in the Wall Street Journal, Western Edition plus 6 percentage points or eighteen percent (18%).

     4. Executed and delivered an Employment Agreement pursuant to which Smithgall became an employee of Image Labs for an initial term of 36 months at a salary of $100,000 per year.

     5. Executed and delivered an Employment Agreement pursuant to which Eric Pierson became an employee of Image Labs for an initial term of 36 months at a salary of $120,000 per year. In addition, Mr. Pierson was paid a signing bonus in the form of 500,000 shares of Reflect's common stock that are "restricted securities" with no registration rights to have these securities included in a registration statement filed with the Securities and Exchange Commission, and the sum of $37,500 in cash. Mr. Pierson will also be paid a 2% running royalty on gross revenues, payable in cash; and (ii) 5.0% of the Catpro Division of Image Labs EBIT payable in Reflect common stock at $2.00 per share or the current market price, whichever is greater, all being "restricted securities" without registration rights. The aforementioned payments shall be paid so long as Reflect owns and operates the Catpro Business Segment of Image Labs and shall be paid quarterly within 45 days following the close of the quarter and requires that the Catpro Business Segment is profitable. The royalty payments shall be paid and reconciled on the following basis; providing the business achieves an EBIT (Earnings before interest and taxes) of 10% or greater for the quarter the 2% royalty shall be paid on gross revenues recorded during that quarter. If during any given quarter the EBIT does not achieve the minimum threshold of 10%, no royalty shall be paid. However, if at year end the average EBIT (which shall be calculated as the sum of the quarterly EBIT's divided by four) is 10% or greater then royalties shall be payable for gross revenues recorded during the entire year and any outstanding balance shall be paid within 45 days.

     As a condition to the closing of the Merger Agreement, and as provided in the Addendum, Reflect has raised, by funding or letter of credit, approximately $500,000 in funding, to support the Catpro Business Segment owned by Image Labs and to be operated as a separate division within Image Labs as a wholly-owned subsidiary of Reflect.

     Reflect's Board of Directors unanimously approved the Merger and related agreements. During the course of its deliberations regarding the Merger, the Board of Directors considered a number of factors relevant to the Merger, such as Image Labs's business history, financial condition and intellectual property, the terms of the Merger, and historical information concerning Image Labs's business, financial performance and condition, operations, technology, management and competitive position; and also considered a number of the Company's key needs, including, but not limited to:

  * Reflect's desire to expand its services offerings, either through internal development or by licensing or acquiring complimentary or new technologies; and

  * its desire to attract and retain talented technical personnel to compliment these new developments or technologies.

     Reflect's Board of Directors also assessed the value of the Merger to its shareholders in light of various factors and potential benefits of the Merger, including:

  *  the current intrinsic value of the combined companies;

  * strategic and financial advantages to the combined businesses that may result from the Merger, such as potential improvements in their ability to access financial markets and acquisition purposes;

  *  potential for future appreciation of Reflect's common stock;

  *  potential risks associated with the Merger; and

  *  the long-term interests of Reflect and its shareholders;

  * information concerning the business prospects and potential operations and financial condition of Reflect and Image Labs, both individually and on a combined basis;

  * the terms of the Merger Agreement and the Addendum, including that the Merger will likely qualify as a tax free reorganization to Reflect for federal income tax purposes;

  * projected relative ownership interests of Reflect's shareholders and Image Labs shareholders in Reflect immediately following the Merger;

  *  the likelihood that the Merger would be consummated; and

  * Reflect's desire to find an attractive candidate for a reorganization or merger that would be beneficial to it and its shareholders and provide products that current clients and customers would be interested in purchasing, as well as others.

     A copy of the Merger Agreement was filed with the initial Current Report on November 16, 2006, and a copy of the Addendum accompanies this Current Report, which, by this reference, are incorporated herein; the foregoing summary is modified in its entirety by such references. See Item 9.01,
Exhibit 2.1.

Item 7.01  Regulation FD Disclosure

     See Exhibit 99.1, Press Release dated March 6, 2007, a copy of which is attached hereto and incorporated herein by reference.




Item 9.01     Financial Statements and Exhibits.

     (a) The required financial statements of Image Labs will be provided within seventy-five (75) days of the date of this Current Report, or by May 15, 2007.

     (b) The required pro forma financial statements of the Company and Image Labs, taking into account the Merger, will be provided within seventy-five (75) days of the date of this Current Report, or by May 15, 2007.

  (c)(i) Registrant's Exhibits:

     Attached:
     ---------

     2.1       Agreement and Plan of Merger*

     2.2       Addendum

    99.1       Press Release

               *A copy of the Merger Agreement was filed with the initial Current Report on November 16, 2006, which, by this reference, are incorporated herein.

                             SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        REFLECT SCIENTIFIC, INC.


Date:   03/06/07                           /s/Kim Boyce
      --------------                    ------------------------
                                        Kim Boyce
                                        President and Director